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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                           THE BANK OF NEW YORK MELLON
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


                New York                                13-5160382
       ------------------------------              --------------------
       (Jurisdiction of incorporation               (I.R.S. Employer
        if not a U.S. national bank)                Identification No.)

            One Wall Street
          New York, New York                              10286
----------------------------------------                ----------
(Address of principal executive offices)                (Zip code)


                               -----------------

                                HESS CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


                Delaware                                13-4921002
   ----------------------------------              --------------------
       (State or other jurisdiction                  (I.R.S. Employer
    of incorporation or organization)               Identification No.)

      1185 Avenue of the Americas
           New York, New York                             10036
----------------------------------------                ----------
(Address of principal executive offices)                (Zip code)


                          Subordinated Debt Securities
                       -----------------------------------
                       (Title of the indenture securities)

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
Item 1.   General Information.

          Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
 State of New York                       and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington,
                                        D.C. 20429
New York Clearing House Association     New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1.   -    A copy of the Organization Certificate of The Bank of New York
               Mellon (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215,
               Exhibits 1a and 1b to Form T-1 filed with Registration Statement
               No. 33-21672, Exhibit 1 to Form T-1 filed with Registration
               Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with
               Registration Statement No. 333-121195.)

     4.   -    A copy of the existing By-laws of the Trustee.  (Exhibit 4 to
               Form T-1 with Registration Statement No. 333-121195.)

     6.   -    The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

     7.   -    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of February, 2009.


                                                     THE BANK OF NEW YORK MELLON


                                                     By: /s/ Francine Kincaid
                                                         -----------------------
                                                     Name:  Francine Kincaid
                                                     Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                           THE BANK OF NEW YORK MELLON

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2008, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                               Dollar Amounts
                                                                                In Thousands
                                                                              ----------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.......................          4,440,000
  Interest-bearing balances................................................         87,807,000
Securities:
  Held-to-maturity securities..............................................          7,327,000
  Available-for-sale securities............................................         32,572,000
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold in domestic offices...................................            373,000
  Securities purchased under agreements to resell                                            0
Loans and lease financing receivables:
  Loans and leases held for sale...........................................                  0
  Loans and leases, net of unearned income.................................         32,827,000
  LESS: Allowance for loan and lease losses................................            357,000
  Loans and leases, net of unearned income and allowance...................         32,470,000
Trading assets.............................................................         10,665,000
Premises and fixed assets (including capitalized leases)...................          1,098,000
Other real estate owned....................................................              8,000
Investments in unconsolidated subsidiaries and associated companies........            795,000
Not applicable
Intangible assets:
  Goodwill....................... .........................................          4,908,000
  Other intangible assets......... ........................................          1,606,000
Other assets...............................................................         11,095,000
                                                                              ----------------
Total assets...............................................................        195,164,000
                                                                              ================

                                                                               Dollar Amounts
                                                                                In Thousands
                                                                              ----------------
LIABILITIES
Deposits:
  In domestic offices......................................................         85,286,000
  Noninterest-bearing......................................................         54,008,000
  Interest-bearing.........................................................         31,278,000
  In foreign offices, Edge and Agreement subsidiaries, and IBFs............         72,497,000
  Noninterest-bearing......................................................          1,558,000
  Interest-bearing.........................................................         70,939,000
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased in domestic offices..............................            454,000
  Securities sold under agreements to repurchase...........................             75,000
Trading liabilities........................................................          8,365,000
Other borrowed money:
  (includes mortgage indebtedness and obligations under capitalized leases)          6,256,000
Not applicable
Not applicable
Subordinated notes and debentures..........................................          3,490,000
Other liabilities..........................................................          7,018,000
                                                                              ----------------
Total liabilities..........................................................        183,441,000
                                                                              ================
Minority interest in consolidated subsidiaries.............................            350,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus..............................                  0
Common stock...............................................................          1,135,000
Surplus (exclude all surplus related to preferred stock)...................          8,276,000
Retained earnings..........................................................          6,810,000
Accumulated other comprehensive income.....................................         -4,848,000
Other equity capital components............................................                  0
Total equity capital.......................................................         11,373,000
                                                                              ----------------
Total liabilities, minority interest, and equity capital...................        195,164,000
                                                                              ================

     I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Thomas P. Gibbons,
                                                         Chief Financial Officer

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.



Gerald L. Hassell
Steven G. Elliott          Directors
Robert P. Kelly